EXHIBIT 10.17.5

DECEMBER 2003 AMENDMENT TO CREDIT AGREEMENT

DECEMBER 2003 AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 16, 2003, among ACE Guaranty Corp. (the “Borrower”), various banks (the “Banks”) and Deutsche Bank AG, New York Branch, as agent (the “Agent”). All capitalized terms defined in the hereinafter defined Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

WITNESSETH:

WHEREAS, the Borrower, the Banks and the Agent entered into an Amended and Restated Credit Agreement, dated as of November 15, 2001 (as amended to date, the “Credit Agreement”); and

WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Amendment to the Credit Agreement. Section 3.04 of the Credit Agreement is hereby amended (a) by deleting the date “November 15, 2009” in the first sentence of such Section and replacing it with the date “December 15, 2010” and (b) by deleting the date “November 15” in the third sentence of such Section and replacing it with the date “December 15”.

2. Representations and Warranties. In order to induce the Banks and the Agent to enter into this Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists or will exist as of the date hereof or after giving effect to this Amendment; and

(b) as of the date hereof, and after giving effect to this Amendment, all representations and warranties of the Borrower contained in the Credit Agreement will be true and correct in all material respects (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date is true in all material respects only as of such date).

3. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

4. Agreement Not Otherwise Amended. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Agent or any of them may now have or may have in the future under or in connection with the Credit

Agreement or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified hereby.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

ACE GUARANTY CORP.

By

Name: Title:

ING BANK N.V., LONDON BRANCH

By

Name: Title:

By

Name: Title:

WESTLB AG, NEW YORK BRANCH

By

Name: Title:

By

Name: Title:

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

By

Name: Title:

By

Name: Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, Individually and as Agent

By

Name: Title:

By

Name: Title: